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                                    ARTHUR
                                   ANDERSEN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated March 18, 1998 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-31679 and 33-61677.


                                                         /s/ ARTHUR ANDERSEN LLP
                                                             ARTHUR ANDERSEN LLP

Orange County, California
March 27, 1998